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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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          Delaware                   333-111379           06-1442101
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(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

    600 Steamboat Road
    Greenwich, Connecticut                        06830
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(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On April 29, 2004 a single series of certificates, entitled Fremont Home Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class B Certificates", "Class C Certificates", "Class P Certificates","Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $671,085,062.80 as of April 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 27, 2004, among Fremont Investment & Loan (the "Originator") Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. and WaMu Capital Corp. (the "Underwriters"), pursuant to an Underwriting Agreement, dated April 27, 2004 (the "Underwriting Agreement")among the Depositor and the Underwriters.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                         ORIGINAL CERTIFICATE             PASS-THROUGH
       CLASS             PRINCIPAL BALANCE(1)                RATE(2)
     -----------         --------------------             -------------
     Class I-A1             $ 267,595,000                 Variable(3)
     Class II-A1            $ 133,000,000                 Variable(3)
     Class II-A2            $ 107,000,000                 Variable(3)
     Class II-A3            $  27,594,000                 Variable(3)
     Class M-1              $  23,488,000                 Variable(3)
     Class M-2              $  21,810,000                 Variable(3)
     Class M-3              $  11,744,000                 Variable(3)
     Class M-4              $  13,422,000                 Variable(3)
     Class M-5              $  11,744,000                 Variable(3)
     Class M-6              $  11,744,000                 Variable(3)


(1)  Plus or minus 5%.
(2) The pass-through rate on each class of offered certificates is subject to increase after the optional termination date and subject to certain limitation as set forth in the prospectus supplement.
(3)  Determined as provided in the prospectus supplement.



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                                       -3-

         The Certificates, other than Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class B Certificates, Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2004 and the Prospectus Supplement, dated April 27, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class B Certificates, Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits



         Exhibit No.                          Description
         -----------                          -----------
              4.1 Pooling and Servicing Agreement, dated as of April 1, 2004, by and among Financial Asset Securities Corp. as Depositor, Litton Loan Servicing LP as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-1 Certificates.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 13, 2004

                                             FINANCIAL ASSET SECURITIES CORP.


                                             By: /s/ Frank Skibo
                                                --------------------------------
                                             Name:   Frank Skibo
                                             Title:  Senior Vice President



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                                INDEX TO EXHIBITS




                                                                    Sequentially
Exhibit No.                     Description                        Numbered Page
-----------                     -----------                        -------------

    4.1           Pooling and Servicing Agreement, dated                 7
                  as of April 1, 2004, by and among
                  Financial Asset Securities Corp. as
                  Depositor, Litton Loan Servicing LP as
                  Servicer and Deutsche Bank National
                  Trust Company as Trustee, relating to
                  the Series 2004-1 Certificates.







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                                   Exhibit 4.1